PROMISSORY NOTE

$200,000                                                      September 11, 2002

FOR VALUE RECEIVED, the undersigned, Citadel Security Software Inc., a Delaware corporation ("Citadel"), promises to pay to the order of Eagle Equity I, L.P. ("Payee"), at such place as Payee may designate in writing, in lawful money of the United States of America, the principal sum of Two Hundred Thousand Dollars ($200,000) on the terms and conditions hereinafter set forth. This Note shall bear interest at the rate of eight percent (8%) per year and shall mature on January 11, 2003, at which time all outstanding principal shall be due and payable.

Events of Default.  The entire unpaid principal balance of this Note shall
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immediately become due and payable, at the option of Payee, upon the failure by
Citadel to pay any installment of principal and interest hereof as and when the same becomes due and payable in accordance with the terms hereof (the "Event of Default"). In the event an Event of Default shall occur, the unpaid principal shall accrue interest in the amount of 18% per annum and Payee may proceed to protect and enforce its rights either by suit in equity and/or by action at law, by other appropriate proceedings. No delay on the part of Payee in the exercise of any power or right under this Note, or under any other instrument executed pursuant thereto shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right preclude further exercise thereof.

Conversion. Payee is entitled, at its option, at any time following a default
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under this Note and continuing until the indebtedness under this Note is repaid in full, to convert all or a portion of the outstanding principal and accrued interest under this Note into shares of common stock of Citadel (the "Shares"). No fractional Shares or scrip representing fractions of Shares will be issued on conversion, but the number of Shares issuable shall be rounded to the nearest whole Share. Upon the surrender of this Note accompanied by a notice of conversion, Citadel shall issue and deliver to Payee that number of Shares as shall be determined in accordance herewith. The number of Shares to be issued upon conversion shall be determined by dividing the oustanding indebtedness under this Note by the lesser of (a) $0.30 (the market price on the date of the Note) and (b) the average of the closing bid and ask prices for Citadel shares of common stock on the date immediately preceding the date of conversion.

Costs of Collection.  It is hereby specially agreed that if this Note is placed
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into the hands of an attorney for collection, or if proved, established, or collected in any court, Citadel agrees to pay to Payee an amount equal to all expenses incurred in enforcing or collecting this Note, including court costs and reasonable attorneys' fees.

Waiver of Rights.  Except for the notice expressly provided herein, the
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undersigned and all endorsers, sureties, and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, protest, notice of protest, and without further notice hereby consent to renewals, extensions, or partial payments either before or after maturity.

Adjustments for Stock Splits.  If Citadel at any time subdivides (by any stock
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split, stock dividend, recapitalization or otherwise) its outstanding shares of common stock into a greater number of shares, the number of Shares into which this Note is convertible immediately prior to such subdivision will be proportionately increased, and if Citadel at any time combines (by reverse stock split or otherwise) its outstanding shares of common stock into a smaller number of shares, the number of Shares into which this Note is convertible immediately prior to such combination will be proportionately decreased.

Registration Rights.  If any Shares are outstanding and held by the Payee,
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Citadel shall use its best efforts to include the Shares and the additional
200,000 shares issued to Payee on the date of this Note (the "Payee Shares") in any registration statement filed by Citadel with the Securities and Exchange Commission (other than a registration statement on Form S-8 or Form S-4) to the extent requisite to permit the public offering and sale of the Payee Shares and will use their respective best efforts to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, Citadel or the managing underwriter, if any,


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of such offering may elect to exclude all or a portion of the Payee Shares if the offering of such Payee Shares would adversely affect the market for Citadel's securities or Citadel's business plans. As used herein, the "Payee Shares" shall mean the Payee Shares that have not been previously sold or that may not be resold pursuant to Rule 144 promulgated under the Act or other available exemption. Notwithstanding the foregoing, Citadel shall not in any event be required to keep any such registration or qualification in effect for a period in excess of two years from the date on which the Payee is first free to sell such Payee Shares.

In connection with registration of securities pursuant to this Note, Citadel shall bear all expenses incurred in connection with such registration statement, except that the Holder shall pay all fees and expenses with respect to its shares, including broker/dealer commissions, underwriting discounts, the expenses of such underwriter, fees and disbursements of counsel of Holder and any stock transfer taxes incurred with respect of the Payee Shares of Holder.

Usury Limitation.  All agreements between Citadel and Payee, whether now
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existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Payee hereof for the use, forbearance, or detention of the money advanced to Citadel, or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable federal or state law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Payee shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note and not to the payment of interest or, if such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Citadel. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control every other provision of all agreements between Citadel and Payee.

Governing Law.  This Note shall be governed by and construed in accordance with
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the laws of the State of Texas and the laws of the United States applicable to transactions in Texas.


CITADEL:

Citadel Security Software Inc.


By:  /s/ Steven B. Solomon
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     Steven B. Solomon, CEO

PAYEE:

EAGLE EQUITY I, L.P.

By:                       ,  General Partner
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By:
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     Lawrence E. Steinberg, Chairman/CEO


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                                    GUARANTY

The undersigned, Steven B. Solomon ("Guarantor"), acknowledges that he is aware of the terms and conditions of the Promissory Note, dated September 11, 2002 payable by Citadel Security Software Inc. ("Citadel") to the order of Eagle Equity I, L.P. ("Payee") in the original principal amount of $200,000, and Guarantor does hereby irrevocably and unconditionally guaranty, without offset or deduction, the due and punctual payment when due by Citadel of all money now or hereafter due Payee pursuant to the Note (collectively, "Obligations"). Guarantor agrees that in the event that Citadel fails to pay any Obligation for any reason whatsoever (including, without limitation, the liquidation, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the status, existence, assets or obligations of, Citadel, or the disaffirmance with respect to Citadel of the Note, Guarantor will promptly pay such Obligations upon demand of Payee. To the fullest extent permitted by law, the obligations of Guarantor hereunder shall not be affected by (a) any lack in the genuineness, validity, regularity or enforceability of any of Citadel's obligations under the Note; (b) any direction of application by Citadel or any other party; (c) any other continuing or other guaranty or undertaking or the taking or releasing by Payee of any security in connection with the Note; (d) any payment on or in reduction of any other guaranty or undertaking; or (e) any dissolution, termination, or increase, decrease or changes of personnel of Citadel.

Dated:  September 11, 2002

/s/ Steven B. Solomon
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Steven B. Solomon


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